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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): May 14, 2001


                                Raytheon Company
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-12591                  95-1778500
      (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)



           141 Spring Street
        Lexington, Massachusetts                           02421
(Address of Principal Executive Offices)                (Zip Code)



                                 (781) 862-6600
              (Registrant's telephone number, including area code)


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


ITEM 5.  OTHER EVENTS

            On May 14, 2001, Raytheon Company (the "Company") issued a press release announcing the completion of the shareholder approved reclassification of Raytheon Class A Common Stock and Raytheon Class B Common Stock into a single class of new common stock. Raytheon also announced that it effected a 20 for 1 reverse split of its Class A Common Stock and its Class A Common Stock, immediately followed by a 1 for 20 forward split of its Class A Common Stock and its Class B Common Stock. A copy of the press release is attached as an exhibit to this Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:    None

(b)  Pro Forma Financial Information:     None

(c)  Exhibits:

   (c)   EXHIBIT  DESCRIPTION
      NO.-------  -----------------------------------------------------
      ---
      99.1        Press Release dated May 14, 2001

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RAYTHEON COMPANY


                                       By:/s/ John W. Kapples
                                         --------------------------------------
                                         Name:  John W. Kapples
                                         Title: Vice President and Secretary



Date:  May 14, 2001

                                  EXHIBIT INDEX

         EXHIBIT  DESCRIPTION
      NO.-------  -----------------------------------------------------
      ---
      99.1        Press Release dated May 14, 2001